Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 19 — COMMITMENTS AND CONTINGENCIES

Legal Matters

The Company is a party to various legal, regulatory and governmental proceedings incidental to its business. Based on current knowledge, management does not believe that loss contingencies arising from pending legal, regulatory and governmental proceedings, including the matters described herein, will have a material adverse effect on the operating results, financial position or liquidity of the Company. However, in light of the inherent uncertainties involved in these matters, some of which are beyond the Company’s control, and the very large or indeterminate damages sought in some of these matters, an adverse outcome in one or more of these matters could occur.

In connection with the Spin-off, CHS agreed to indemnify QHC for certain liabilities relating to outcomes or events occurring prior to the closing of the Spin-off, including (i) certain claims and proceedings known to be outstanding on or prior to the closing date of the Spin-off and (ii) certain claims, proceedings and investigations by governmental authorities or private plaintiffs related to activities occurring at or related to the Company’s healthcare facilities prior to the closing date of the Spin-off, but only to the extent, in the case of clause (ii), that such claims are covered by insurance policies maintained by CHS, including professional and general liability and workers’ compensation liability. In this regard, CHS will continue to be responsible for certain Health Management Associates, Inc. legal matters covered by its contingent value rights agreement that relate to the portion of CHS’ business now held by QHC. Notwithstanding the foregoing, CHS is not indemnifying QHC in respect of any claims or proceedings arising out of, or related to, the business operations of QHR at any time or its compliance with the Corporate Integrity Agreement (“CIA”) with the United States Department of Health and Human Services Office of the Inspector General (“OIG”).  Subsequent to the Spin-off, the OIG entered into an “Assumption of CIA Liability Letter” with the Company reiterating the applicability of the CIA to certain of the Company’s hospitals, although the OIG declined to enter into a separate agreement with the Company.

With respect to all legal, regulatory and governmental proceedings, the Company considers the likelihood of a negative outcome. If the Company determines the likelihood of a negative outcome with respect to any such matter is probable and the amount of the loss can be reasonably estimated, the Company records an accrual for the estimated loss for the expected outcome of the matter. If the likelihood of a negative outcome with respect to material matters is reasonably possible and the Company is able to determine an estimate of the possible loss or a range of loss, whether in excess of a related accrued liability or where there is no accrued liability, the Company discloses the estimate of the possible loss or range of loss. However, the Company is unable to estimate a possible loss or range of loss in some instances based on the significant uncertainties involved in, or the preliminary nature of, certain legal, regulatory and governmental matters.

Government Investigations

For the legal matters below, the Company cannot at this time assess what the outcome may be and is further unable to determine any estimate of loss or range of loss.  The matters below are at a preliminary stage.  Because of this and other factors, there are not sufficient facts available to make these assessments.

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Tooele, Utah — Physician Compensation. On May 5, 2016, the Company’s hospital in Tooele, Utah received a Civil Investigative Demand (“CID”) from the Office of the United States Attorney in Salt Lake City, Utah concerning allegations that the hospital and clinic corporation submitted or caused to be submitted false claims to the government for services referred by physicians with whom the hospital and clinic had inappropriate financial relationships, which allegedly violated federal law. The CID requested records and documentation concerning physician compensation. The Company is fully cooperating with this investigation.

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Blue Island, Illinois — Patient Status. On October 9, 2015, the Company’s hospital in Blue Island, Illinois received a CID from the Office of the United States Attorney in Chicago, Illinois concerning allegations of upcoding observation and other outpatient services and improperly falsifying inpatient admission orders. The CID requested medical records and documentation concerning status change from observation to inpatient. The Company is fully cooperating with this investigation.

Commercial Litigation and Other Lawsuits

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Aparna Rao, Individually and On Behalf of All Others Similarly Situated v. Quorum Health Corporation, Thomas D. Miller and Michael J. Culotta.  On September 9, 2016, a shareholder filed a purported class action in the United States District Court for the Middle District of Tennessee against the Company and certain of its officers. The amended complaint purports to be brought on behalf of a class consisting of all persons (other than defendants) who purchased or otherwise acquired securities of the Company between May 2, 2016 and August 10, 2016 and alleges that the Company and certain of its officers violated federal securities laws, including Sections 10(b) and/or 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, by making alleged false and/or misleading statements and failing to disclose certain information regarding aspects of the Company’s business, operations and compliance policies. The Company is unable to predict the outcome of this matter. However, it is reasonably possible that the Company may incur a loss in connection with this matter. The Company is unable to reasonably estimate the amount or range of such reasonably possible loss. Under some circumstances, any losses incurred in connection with adverse outcomes in this matter could be material.

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Quorum Health Resources, LLC v. Hancock Medical Center. The matter relates to an arbitration claim and counterclaim for breach of contract and negligence arising out of a Management Services Agreement between QHR and the hospital.  Arbitration in this case began on April 11, 2016 and concluded on April 22, 2016. On July 28, 2016, the arbitrator returned an Interim Award of $9.4 million in favor of Hancock Medical Center on various claims at issue in the arbitration.  Both parties filed a motion for reconsideration of the Interim Award. On January 15, 2017, the arbitrator returned a final award of $12.6 million.  The award is subject to a self-insured retention and excess insurance arrangements limiting the Company’s liability to $5.0 million.  As of December 31, 2016, the Company had a liability of $12.6 million and an insurance receivable of $8.9 million related to this matter.  The award was paid in full on February 15, 2017.

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United Tort Claimants v. Quorum Health Resources, LLC (U.S. Bankruptcy Court for the District of New Mexico); Douthitt-Dugger, et al. v. Quorum Health Resources, LLC (Bernalillo County, New Mexico District Court).  Plaintiffs in these cases underwent surgical procedures at Gerald Champion Regional Medical Center in New Mexico that they contend were experimental and performed by an unqualified doctor.  Their lawsuits, originally filed on June 11, 2010, against the doctors, QHR and the hospital are pending in state court and in federal bankruptcy court in New Mexico.  Subject to an adverse result in the insurance coverage litigation referenced below, in 2012, QHR resolved plaintiffs’ claims for QHR’s liability exceeding insurance limits, and for liability not covered by insurance, for $5.1 million.  Litigation of plaintiffs’ claims against QHR has continued, and the trial of the claims of most of the plaintiffs is proceeding in phases in a bankruptcy court bench trial.  During the liability phase, in December 23, 2016, the federal bankruptcy court in New Mexico ruled that QHR was 16.5% at fault for plaintiffs’ injuries.  The final phase, to determine plaintiffs’ damages and QHR offsets, is likely to be tried later in 2017.  The New Mexico state court has set March 8, 2018 as the trial date for plaintiffs’ claims against QHR.  QHR is vigorously defending the actions.

QHR’s insurer Lexington Insurance Company is providing a defense in these cases, subject to a reservation of rights.  Lexington has sued QHR in Williamson County, Tennessee seeking a declaration that plaintiffs’ claims and the cost of defending QHR are not covered by Lexington.  (Lexington Insurance Company v. Quorum Health Resources, LLC, et al. (Williamson County, Tennessee Chancery Court))  No trial date has been set for Lexington’s claim against QHR to nullify insurance coverage, which QHR also is vigorously defending.

Insurance Reserves

As part of the business of owning and operating hospitals, the Company is subject to potential professional and general liability and workers’ compensation liability claims or other legal actions alleging liability on its part.  The Company is also subject to similar liabilities related to its QHR business.

Prior to the Spin-off, CHS provided professional and general liability insurance and workers’ compensation insurance to QHC and indemnified QHC from losses under these insurance arrangements related to its hospital operations business. The liabilities for claims related to QHC’s hospital operations business were determined based on an actuarial study of QHC’s operations and historical claims experience at its hospitals. Corresponding receivables from CHS were established to reflect the indemnification by CHS for each of these liabilities for claims that related to events and circumstances that occurred prior to the Spin-off date.

After the Spin-off, QHC entered its own professional and general liability insurance and workers’ compensation insurance arrangements to mitigate the risk for claims exceeding its self-insured retention levels. The Company maintains a self-insured retention level for professional and general liability claims of $5 million per claim and maintains a $0.5 million per claim, high deductible program for workers’ compensation.  Due to the differing nature of its business, the Company maintains separate insurance arrangements related to its subsidiary, QHR.  The self-insured retention level for QHR is $6 million for professional and general liability insurance.

The following table provides a summary of the Company’s insurance reserves related to professional and general liability and workers’ compensation liability, distinguished between those indemnified by CHS and those related to the Company’s own risks (in thousands):

	December 31, 2016
	Current	Long-Term	Current	Long-Term
	Receivable	Receivable	Liability	Liability

Professional and general liability:
Insurance reserves indemnified by CHS, Inc.	$17,580	$59,652	$17,580	$59,652
All other self-insurance reserves	—	—	230	14,542
Total insurance reserves for professional and general liability	17,580	59,652	17,810	74,194
Workers' compensation liability:
Insurance reserves indemnified by CHS, Inc.	4,863	15,958	4,863	15,958
All other self-insurance reserves	—	—	1,736	1,458
Total insurance reserves for workers' compensation liability	4,863	15,958	6,599	17,416
Total self-insurance reserves	$22,443	$75,610	$24,409	$91,610

	December 31, 2015
	Current	Long-Term	Current	Long-Term
	Receivable	Receivable	Liability	Liability

Professional and general liability:
Insurance reserves indemnified by CHS, Inc.	$21,120	$72,412	$21,120	$72,412
All other self-insurance reserves	—	4,077	—	5,011
Total insurance reserves for professional and general liability	21,120	76,489	21,120	77,423
Workers' compensation liability:
Insurance reserves indemnified by CHS, Inc.	8,314	20,507	8,314	20,507
All other self-insurance reserves	—	—	—	—
Total insurance reserves for workers' compensation liability	8,314	20,507	8,314	20,507
Total self-insurance reserves	$29,434	$96,996	$29,434	$97,930

For the year ended December 31, 2016, the net present value of the projected payments for professional and general liability claims related to the Company’s self-insurance risks was discounted using a weighted-average risk-free rate of 2.0%. The Company’s estimated liability for these claims was $14.7 million as of December 31, 2016. The estimated undiscounted claims liability was $16.4 million as of December 31, 2016. For the years ended December 31, 2016 and 2015, the net present value of the projected payments for professional and general liability claims indemnified by CHS was discounted using a weighted-average risk-free rate of 1.5% and 0.8%, respectively. The estimated undiscounted liability for these claims was $86.6 and $102.0 million as of December 31, 2016 and 2015, respectively.

For the year ended December 31, 2016, the net present value of the projected payments for workers’ compensation liability claims related to the Company’s self-insurance risks was discounted using a weighted-average risk-free rate of 2.0%. The Company’s estimated liability for these claims was $3.2 million as of December 31, 2016. The estimated undiscounted liability for these claims was $3.5 million as of December 31, 2016.

Physician Recruiting Commitments

As part of its physician recruitment strategy, the Company provides income guarantee agreements to certain physicians who agree to relocate to its communities and commit to remain in practice there. Under such agreements, the Company is required to make payments to a physician in excess of the amount earned as income to the physician in his or her practice, up to the amount of the income guarantee. The income guarantee period over which the Company agrees to subsidize a physician’s income is typically one year and the commitment period over which the physician agrees to practice in the designated community is typically three years.  Under the terms of the agreements, such payments are recoverable by the Company from physicians who do not fulfill their commitment periods.  As of December 31, 2016 and 2015, the Company had physician guarantee contract liabilities of $1.6 million and $2.7 million, respectively, which were included in other current liabilities on the consolidated and combined balance sheets. At December 31, 2016, the maximum potential amount of future payments under these guarantees in excess of the liabilities recorded was $2.1 million.

Construction and Capital Commitments

McKenzie - Willamette Medical Center Project.  The Company is building a new patient tower and expanding surgical capacity at McKenzie – Willamette Medical Center, its hospital in Springfield, Oregon. As of December 31, 2016, the Company had incurred a total of $48.9 million of costs for this project, of which $38.5 million was recorded during the year ended December 31, 2016. The total estimated cost of this project, including equipment costs, is estimated to be approximately $105 million.  The estimate has increased from the Company’s previously reported estimate of $88 million due to the expansion of the project to include increasing emergency room capacity and adding additional operating rooms.  The project is expected to be completed in late 2017 or early 2018.

Helena Regional Medical Center Master Lease.  Pursuant to the lease agreement at the Company’s hospital in Helena, Arkansas, the Company has committed to make capital expenditures and improvements at this hospital averaging a specified percentage of the hospital’s annual net revenues. The Company estimates that it will make capital expenditures of approximately $1 million for each year of the remaining lease term, which extends through January 1, 2025.

Other Renovation Projects.  The Company has committed to certain other renovation projects at three of its hospitals that are expected to begin and be completed in 2017.  The total  of the estimated cost for these projects is approximately $11 million.

Commitments Related to the Spin-off

On April 29, 2016, the Company entered into certain agreements with CHS that allocated between QHC and CHS the various assets, employees, liabilities and obligations (including investments, property, employee benefits and tax-related assets and liabilities) that comprise the separate companies and governed or govern certain relationships between, and activities of, QHC and CHS for a period of time after the Spin-off.  In addition to these agreements, the Company entered into certain transition services agreements and other ancillary agreements with CHS defining agreed upon services to be provided by CHS to certain or all QHC hospitals, as determined by each agreement, to begin immediately following the Spin-off date. The agreements each have terms of five years.  See Note 18 — Related Party Transactions for additional information on the Company’s agreements with CHS.